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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 26, 2000, except as to Note 14 which is as of April 27, 2000 relating to the financial statements and financial statement schedule, which appear in Virata Corporation's Annual Report on Form 10-K for the year ended April 2, 2000.



                                        /s/ PricewaterhouseCoopers LLP
                                        -------------------------------------
                                        PricewaterhouseCoopers LLP

San Jose, California
September 28, 2000